SECOND MODIFICATION OF TRANSACTION DOCUMENTS

THIS SECOND MODIFICATION OF TRANSACTION DOCUMENTS (this “Agreement”) is entered into as of June 1, 2012 by and between TRI-VALLEY CORPORATION, a Delaware corporation (“Debtor”), and GEORGE T. GAMBLE 1991 TRUST (“Purchaser”) to amend that certain Amended and Restated Pledge and Security Agreement dated as of March 30, 2012 by and between Debtor and Purchaser (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, “Pledge Agreement”) and the First Purchase Agreement (as hereinafter defined), in respect of the 14% Senior Secured Note dated as of  March 30, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, “First Note”), and the 14% Senior Secured Note dated as of May 4, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, “Second Note”), each issued by the Debtor and payable to Purchaser (the First Note, the Second Note, and the Third Note (defined below), collectively, “Notes”).  All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Pledge Agreement unless otherwise stated.

RECITALS

A.

Purchaser purchased: (i) the First Note pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, “First Purchase Agreement”), and (ii) the Second Note pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Second Purchase Agreement”, and together with the First Purchase Agreement, “Purchase Agreements”).

B.

Among other collateral documents, TVOG and Select Resources executed in favor of Purchaser that certain (i) Guaranty Agreement dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, “First Guaranty”), and (ii) Guaranty Agreement dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, “Second Guaranty”, and together with the First Guaranty, “Guaranties”).

C.

The parties hereto have agreed that Debtor will issue to Purchaser a new 14% Senior Secured Demand Note dated as of June 1, 2012 evidencing an uncommitted line of credit to be advanced at Purchaser’s sole discretion (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, “Third Note”), to be secured by the same collateral and guaranteed by the same Guaranties as the First Note and the Second Note.

D.

Accordingly, Debtor is required to execute and deliver this Agreement to modify certain terms and conditions of the First Purchase Agreement, the Second Purchase Agreement, the Pledge Agreement, the First Guaranty and the Second Guaranty.

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Debtor agree as follows:

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1.

Amendments to the Pledge Agreement.   The Pledge Agreement shall be amended by replacing in its entirety the existing Schedule 3 therein with the Schedule 3 attached hereto.

2.

Amendments to the First Purchase Agreement.  The following sections of the First Purchase Agreement shall be amended as follows:

(a)

The definition of “Transaction Documents” in Section 1.3 of the First Purchase Agreement shall be deleted in its entirety and the new definition set forth below shall be substituted in replacement thereof:

“This Agreement, Additional Purchase Agreement (as defined below), the Security Agreement, the Assignment Agreement, the Deed of Trust, the Guaranty, the Royalty Interests Assignment, the Note, the Additional Note (as defined below), the Third Note (as defined below), the Registration Rights Agreement, the Warrant, the Additional Warrant (as defined below) and other documents and instruments executed in connection herewith, including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, are collectively referred to as the “Transaction Documents.” “Additional Note” shall refer to that certain Promissory Note dated as of April 3, 2012 in the initial principal amount of $1,500,000.00 executed by the Debtor and made payable to the Purchaser, “Additional Warrant” shall refer to that certain Warrant to Purchase Shares of Common Stock of Tri-Valley Corporation dated as of May 4, 2012 issued by Debtor in favor of Purchaser, “Additional Purchase Agreement” shall refer to that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012, each as amended, restated, supplemented, replaced, or otherwise modified from time to time, and “Third Note” shall refer to that certain  promissory note issued by Debtor in favor of Purchaser as of June 1, 2012 evidencing an uncommitted line of credit to be advanced at Purchaser’s sole discretion, and each including all supplements thereto, and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof.”

(b)

Section 7.1(i) of the First Purchase Agreement shall be deleted in its entirety and the following shall be substituted in replacement thereof:

“(i)

an event of default under the Additional Purchase Agreement or the Third Note shall occur.”

3.

Amendments to the Second Purchase Agreement.  The following sections of the Second Purchase Agreement shall be amended as follows:

(a)

The definition of “Transaction Documents” in Section 1.3 of the Second Purchase Agreement shall be deleted in its entirety and the new definition set forth below shall be substituted in replacement thereof:

“This Agreement, First Agreement, the Security Agreement, the Modification of Transaction Documents, the Deed of Trust, the Amendment to Deed of Trust, the Guaranty, the Note, the First Note, the Third Note (as defined below) the Registration Rights Agreement, the Registration Rights Side Letter, the Warrant, the First Warrant, and all other documents and instruments executed in connection herewith or therewith, including all supplements thereto and amendments or modifications thereof, and all

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agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, are collectively referred to as the “Transaction Documents.” “Third Note” shall refer to that certain  promissory note issued by Debtor in favor of Purchaser as of June 1, 2012 evidencing an uncommitted line of credit to be advanced at Purchaser’s sole discretion, including all supplements thereto, and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof.”

(b)

Section 7.1(i) of the Second Purchase Agreement shall be deleted in its entirety and the following shall be substituted in replacement thereof:

“(i)

an event of default under the First Agreement or the Third Note shall occur.”

4.

Amendments to the Guaranties.  The Guaranties shall be amended by replacing in its entirety Subsection 1(a) in each of the First Guaranty and the Second Guaranty and the following shall be substituted in replacement thereof:

“(a) payment, when due, of any and all outstanding and unpaid indebtedness and other amounts of every kind, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to the Lender by the Borrower under: (i) the Note, (ii) that certain 14% Senior Secured Demand Note issued by Borrower in favor of Lender as of June 1, 2012 evidencing an uncommitted line of credit to be advanced at Lender’s sole discretion, and (iii) any other note issued by Borrower in favor of Lender, now or in the future, including with respect to each of (i)-(iii), all supplements thereto, and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof (including, without limitation, amounts that would become due but for operation of any applicable provision of Title 11 of the United States Code (including, without limitation, 11 U.S.C.  §§ 502 and 506)), together with all pre- and post-maturity interest thereon (including, without limitation, all post-petition interest if the Borrower voluntarily or involuntarily file for bankruptcy protection) (all such obligations being hereinafter collectively referred to as the “Liabilities”) and”

5.

Conditions Precedent to Effectiveness of this Agreement.  Unless otherwise waived by Purchaser in its sole discretion, this Agreement shall become effective when, and only when, Purchaser shall have received, in form and substance satisfactory to Purchaser, in Purchaser’s sole discretion:

(a)

The following documents, fully executed by all of the parties thereto:

(i)

this Agreement;

(ii)

the Third Note;

(iii)

that certain Second Amendment and Modification of Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement dated as of even date herewith by and between TVOG and Purchaser; and

(iv)

the Ratification and Affirmation of Guarantor attached to this Agreement duly executed by TVOG and Select Resources.

(b)

resolutions of the Board of Directors (or other appropriate governing authority) of each of Debtor, TVOG and Select Resources authorizing the execution, delivery and performance of this Agreement and any other documents signed in connection herewith, together with an incumbency certificate of an authorized officer, the Bylaws of each of Debtor, TVOG

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and Select Resources, and an updated, “bring-down” certification from a registered agent service company as to the Certificates of Formation and Certificates of Legal Existence and Good Standing of each of Debtor, TVOG and Select Resources; and

(c)

except as specifically set forth on the Disclosure Schedule to the Second Purchase Agreement or as otherwise disclosed to Purchaser in writing on or before the date hereof, evidence that (i) no default or Event of Default has occurred and is continuing, and (ii) no material adverse change in the Debtor’s financial condition or assets has occurred and is continuing.

6.

Representations and Warranties of Debtor.  Debtor represents and warrants as follows:

(a)

It is duly authorized and empowered to execute, deliver and perform this Agreement and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Agreement has been duly and effectively taken;

(b)

After giving effect to this Agreement, except as specifically set forth on the Disclosure Schedule to the Second Purchase Agreement or as otherwise disclosed to Purchaser in writing on or before the date hereof, the representations and warranties contained in the Purchase Agreements and any other Transaction Documents executed by it in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

(c)

After giving effect to this Agreement, except as specifically set forth on the Disclosure Schedule to the Second Purchase Agreement or as otherwise disclosed to Purchaser in writing on or before the date hereof, no event has occurred and is continuing which constitutes a default or an Event of Default; and

(d)

When duly executed and delivered, each of this Agreement, the Purchase Agreements and any other Transaction Documents will be legal and binding obligations of it, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

7.

Reference to and Effect on the Transaction Documents.

(a)

Upon the effectiveness of this Agreement, each reference in the Purchase Agreements to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each such reference in the Transaction Documents, shall mean and be a reference to the applicable Purchase Agreement, or the applicable Transaction Document, as amended hereby.

(b)

Except as specifically amended above, the Purchase Agreements, the Notes, and all other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Pledge Agreement and related documents and all collateral described therein do and shall continue to secure the payment of all obligations of Debtor under the Purchase Agreements, the Notes, and any other Transaction Documents, each as amended hereby.

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(c)

In the event of any inconsistency between the terms of any Transaction Document and the terms of such Transaction Document as amended hereby, the terms of the Transaction Document, as amended hereby, shall control.

(d)

The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under, or constitute a waiver of any other provision of, any of the Transaction Documents.

8.

Further Assurance; Costs and Expenses.  Debtor shall pay any and all costs and expenses payable or determined to be payable in connection with the execution and delivery, filing or recording of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to save Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.  All such costs, expenses and liabilities shall be a part of the indebtedness under the Notes, becoming additional principal owed by Debtor thereunder and accruing interest as set forth in the Notes. Debtor hereby agrees to execute such other documents to be filed of record as may be necessary or as may be required in the opinion of counsel to Purchaser, to effect the transactions contemplated hereby and to protect the liens and security interests of the Transaction Documents, and the liens and/or security interests in all other collateral.

9.

Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

10.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that Purchaser has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of New York law shall not be deemed to deprive Purchaser of such rights and remedies as may be available under Federal law.

11.

No Set-offs, Counterclaims, Defenses, Etc.  Debtor and each of the Guarantors, by their execution hereof, each hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Purchaser arising out of the Transaction Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by Debtor.  Debtor hereby reaffirms to Purchaser each of its respective representations, warranties, covenants and agreements contained in the Transaction Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

12.

Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties’ respective successors and assigns.

13.

Final Agreement.  THIS AGREEMENT, THE NOTES, THE DEED OF TRUST (AS DEFINED IN THE FIRST PURCHASE AGREEMENT) AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

DEBTOR:

TRI-VALLEY CORPORATION, a Delaware corporation

By: /s/ Maston N. Cunningham

Maston N. Cunningham, Chief Executive Officer

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:

GEORGE T. GAMBLE 1991 TRUST

By: /s/ G. Thomas Gamble, Trustee

`

G. Thomas Gamble, Trustee

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RATIFICATION AND AFFIRMATION OF GUARANTORS

As of June 1, 2012, each undersigned Guarantor (“Guarantor”, and collectively, “Guarantors”) hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under that certain Guaranty Agreement dated as of March 30, 2012 (as amended, modified, supplemented or restated from time to time in effect, the “Guaranty”) executed by each Guarantor in favor of the Purchaser, (c) acknowledges, renews and extends its continued liability under said Guaranty and agrees that said Guaranty remains in full force and effect notwithstanding the matters contained herein, and (d) represents and warrants to the Purchaser that as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in each Transaction Document to which said Guarantor is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

GUARANTORS:

TRI-VALLEY OIL & GAS CO., a California corporation

By:  /s/ Maston N. Cunningham

        Maston N. Cunningham, Chief Executive Officer

        and President

SELECT RESOURCES CORPORATION, a Delaware corporation

By:

/s/ Maston N. Cunningham

Maston N. Cunningham, Chief Executive

             Officer

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Schedule 3

CERTAIN DEFINED TERMS

All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in this Schedule 3, and if not defined in this Schedule 3 or otherwise in this Agreement, the meanings set forth in the First Purchase Agreement (as defined below) unless otherwise stated.  For purposes of this Agreement, the following terms have the meanings set forth below:

“First Note”:  that certain 14% Senior Secured Note issued by the Debtor and payable to Purchaser dated as of March 30, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part).

“First Purchase Agreement”: that certain 14% Senior Secured Note and Warrant Purchase Agreement by and between Debtor and Purchaser dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time).

“Notes”:  collectively, the First Note, the Second Note, the Third Note, and any other notes issues by Debtor to Purchaser, now or hereafter.

“Obligations”:  collectively, the Obligations (as defined in the First Purchase Agreement) and the Obligations (as defined in the Second Purchase Agreement).

“Purchase Agreements”:  collectively, the First Purchase Agreement and the Second Purchase Agreement.

“Second Note”:  that certain 14% Senior Secured Note issued by the Debtor and payable to Purchaser dated as of May 4, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part).

“Second Purchase Agreement”:  that certain 14% Senior Secured Note and Warrant Purchase Agreement by and between Debtor and Purchaser dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time).

“Select Resources”:  Select Resources Corporation, Inc., a Delaware corporation, which is a wholly-owned subsidiary of Debtor.

“Select Securities”:  all of the issued and outstanding shares of common stock of Select Resources.

“Subsidiaries”:  collectively, TVOG, Select Resources, and any other Person 50% or more of whose voting securities or other ownership interests are directly or indirectly owned by Debtor (and each, a “Subsidiary”).

“Third Note”:  that certain 14% Senior Secured Demand Note issued by the Debtor and payable to Purchaser dated as of June 1, 2012, evidencing an uncommitted line of credit to be advanced at Purchaser’s sole discretion (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part).

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“Transaction Documents”:  collectively, the Transaction Documents (as defined in the First Purchase Agreement) and the Transaction Documents (as defined in the Second Purchase Agreement) (all as amended, restated, supplemented, or otherwise modified from time to time).

“TVOG”:  Tri-Valley Oil & Gas Co., a California corporation, which is a wholly-owned subsidiary of Debtor.

“TVOG Securities”:  all of the issued and outstanding shares of common stock of TVOG.

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